DG Opportunity Fund

                         Supplement Dated June 21, 2002
                      To Prospectus Dated November 5, 2001

Since the inception of the DG Opportunity Fund (the "Fund") on December 18, 2001, asset levels in the Fund have lagged far behind the expectations of the Fund's adviser. Because the assets of the Fund are much less than anticipated, the Fund's expense ratio is currently much higher than originally estimated in the Fund's prospectus. The information below is being provided in order to reflect current estimates of the Fund's expenses for its first fiscal year. This information applies to the DG Opportunity Fund only, because the DG Growth Fund has not yet commenced operations. The charts below replace the information currently found on page 5 of the Fund's prospectus.


                          FEES AND EXPENSES OF THE FUND

         The tables describe the fees and estimated expenses that you may pay if you buy and hold shares of the DG Opportunity Fund.

                                                           Opportunity
                                                              Fund

Shareholder Fees
 (fees paid directly from your investment)
Maximum Sales Charge (Load)                                   NONE
Maximum Deferred Sales Charge (Load)                          NONE
Redemption Fee (as a percentage of redemption amount)1        2.00%

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
Management Fee                                                0.95%
Distribution and/or Service (12b-1) Fees                      NONE
Other Expenses2,3                                             19.80%
Total Annual Fund Operating Expenses3                         20.75%

1The Fund charges a redemption fee of 2.00% on shares redeemed within 180 days of purchase. However, if you redeem your shares after the 180-day period there is no redemption fee. 2"Other Expenses" are based on estimated amounts.
3The Fund invests principally in other mutual funds. You will indirectly bear your proportionate share of any fees and expenses charged by such mutual funds, in addition to the fees and expenses you pay directly to the Fund. These expenses are not included in the table above or example below.



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Example:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year                                 $2179
3 Year                                 $5500




         This supplement and the Prospectus dated November 5, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated November 5, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-411-1156.